Exhibit 6.1
FIRST NIAGARA FINANCIAL GROUP, INC.,
Company,
AND
U.S. BANK NATIONAL ASSOCIATION,
Trustee
FIRST
SUPPLEMENTAL
INDENTURE
Dated as of
December 13, 2011
TO
SUBORDINATED
NOTES
INDENTURE
Dated as of March 16,
2010
7.25% SUBORDINATED NOTES DUE 2021

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Page
ARTICLE FIVE MISCELLANEOUS

Section 501. Ratification of Indenture	9
Section 502. Conflict with Trust Indenture Act	9
Section 503. Effect of Headings and Table of Contents	9
Section 504. Successors and Assigns	9
Section 505. Separability Clause	10
Section 506. Benefits of Indenture	10
Section 507. Governing Law	10
Section 508. Waiver of Jury Trial	10
Section 509. Counterparts	10
Section 510. Trustee	10

-ii-

FIRST SUPPLEMENTAL INDENTURE, dated as of December 13, 2011 (this “Supplemental Indenture”), between First Niagara Financial Group, Inc., a Delaware corporation having an address at 726 Exchange Street, Suite 618, Buffalo, New York 14210 (hereinafter called the “Company,” which term shall include any successors and assigns pursuant to the terms of this Supplemental Indenture), and U.S. Bank National Association, a national banking association having an address at 100 Wall Street, New York, NY 10005 (hereinafter called the “Trustee”).
WHEREAS, the Company executed and delivered the Subordinated Notes Indenture (the “Indenture”), dated as of March 16, 2010, to the Trustee, to provide for the issuance from time to time of the Company’s notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series;
WHEREAS, pursuant to the terms of the Indenture, the Company desires (i) to provide for the establishment of a series of its Securities under the Indenture to be known as its “7.25% Subordinated Notes due 2021” (the “Notes”), the form and substance of and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture and (ii) to make certain amendments to the Indenture as set forth herein;
WHEREAS, the Board of Directors of the Company, pursuant to resolutions duly adopted on December 5, 2011, has duly authorized the issuance of the Notes and the amendments to the Indenture provided for in this Supplemental Indenture, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect each such issuance;
WHEREAS, this Supplemental Indenture is being entered into pursuant to the provisions of Section 2.03, Section 3.01 and clauses (5) and (7) of Section 9.01 of the Indenture;
WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture; and
WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make each of the Notes, when executed by the Company and authenticated and delivered by the Trustee or an authentication agent, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the forms and terms of the Notes, the Company covenants and agrees, with the Trustee, for the equal and proportionate benefit of all Holders of the Securities, as follows:
ARTICLE ONE
DEFINITIONS
Section 101. Definitions.
For all purposes of this Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1) all references in this instrument to designated “Articles,” “Sections” and other subdivisions are to be designated Articles, Sections and other subdivisions of this instrument unless the context otherwise requires; the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision; and
(2) each term defined in the Indenture has the same meaning when used in this Supplemental Indenture, except to the extent specifically defined herein, in which case the meaning ascribed to it in this Supplemental Indenture shall control.
ARTICLE TWO
GENERAL TERMS AND CONDITIONS OF THE NOTES
Section 201. Designation and Principal Amount.
There is hereby authorized and established a series of Securities under the Indenture, designated as the “7.25% Subordinated Notes due 2021”.
Section 202. Form and Denomination of Notes.
The definitive form of the Notes and the Trustee’s Certificate of Authentication to be endorsed thereon shall be substantially in the form set forth in Exhibit A attached hereto, which is incorporated herein and made part hereof. The Notes shall bear interest and have such other terms as are stated in the form of definitive Notes or in the Indenture, as supplemented by this Supplemental Indenture. The Stated Maturity of the Notes shall be December 15, 2021. The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Section 203. Initial Limit on Amount of Series.
The Notes shall initially be limited to U.S.$ 300,000,000 in aggregate principal amount, and may, upon the execution and delivery of this Supplemental Indenture or from time to time thereafter, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the delivery of a Company Order. Following the initial issuance of the Notes, the aggregate principal amount of Notes may be increased as provided in Section 205.

Section 204. Rank; Subordination.
The Notes are unsecured and shall rank junior, to the extent and in the manner set forth in the Indenture, in right of payment and upon liquidation of the Company’s obligations to the holders of Senior Debt of the Company. The Notes shall rank equally among themselves and with all of the Company’s other unsecured indebtedness that, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, provides that such obligations are not superior in right of payment to the Notes or to other Debt that is pari passu with, or subordinate to, the Notes.
Section 205. Further Issues Without Holders’ Consent.
The Company may, without notice to or the consent of the Holders of the Notes, but in compliance with the terms of the Indenture and this Supplemental Indenture, issue additional Notes having the same ranking, interest rate, maturity date and other terms as the Notes (other than the date of issuance and the initial interest accrual date). Any such additional Notes, together with the Notes initially issued hereunder, will constitute a single series of Securities under the Indenture; provided, however, that no additional Notes may be issued unless they will be fungible with the Notes offered hereby for United States federal income tax and securities law purposes; and provided, further, that the additional Notes have the same CUSIP number as the Notes offered hereby. No additional Notes may be issued if any Default has occurred and is continuing with respect to the Notes.
Section 206. Form and Payment.
Principal of, premium, if any, and interest on the Notes shall be payable in U.S. Dollars.
Section 207. No redemption; no Sinking Fund.
The Notes shall not be redeemable by the Company at any time prior to the Stated Maturity Date (as defined in the form of Note attached hereto as Exhibit A). No sinking fund will be provided with respect to the Notes.
Section 208. Global Securities.
The Notes shall be issued as Fully Registered Securities in the form of one or more Global Securities, without coupons, registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except as otherwise provided in Section 2.05 of the Indenture, the Global Securities described above may be transferred by the Depositary, in whole but not in part, only to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary, or to a successor Depositary or to a nominee of such successor Depositary.

Owners of beneficial interests in such Global Securities will not be considered the Holders thereof for any purpose under the Indenture. The rights of owners of beneficial interests in such Global Securities shall be exercised only through the Depositary.
ARTICLE THREE
ORIGINAL ISSUE OF NOTES
Section 301. Original Issue of Notes.
The Notes may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon Company Order, authenticate and deliver such Notes as in such Company Order provided.
ARTICLE FOUR
AMENDMENTS TO INDENTURE
Section 401. Amendment to Section 1.01 of the Indenture.
(a) Section 1.01 of the Indenture is hereby amended by adding the following defined terms:
“Capital Stock” means, as to shares of a particular corporation, outstanding shares of stock of any class whether now or hereafter authorized, irrespective of whether such class shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of such corporation.
“Subsidiary Bank” means any Subsidiary that is organized under the laws of the United States, any State of the United States, the District of Columbia, any territory of the United States, Puerto Rico, Guam, American Samoa or the Virgin Islands and either (i) accepts deposits that the depositor has a legal right to withdraw on demand and engages in the business of making commercial loans or (ii) is a trust company.
“Voting Shares” means, as to shares of a particular corporation, outstanding shares of Capital Stock of any class or classes having voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the failure to pay a dividend or other amount or by reason of the occurrence of any other contingency).

(b) The definition of “Debt” set forth in Section 1.01 of the Indenture is hereby replaced in its entirety with the following:
“Debt” means with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) similar obligations arising from off-balance sheet guarantees and direct credit substitutes, (iv) every reimbursement obligation of such Person with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of such Person; (v) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (vi) every capital lease obligation of such Person; (vi) all Other Financial Obligations of such Person; and (viii) every obligation of the type referred to in clauses (i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is for which such Person is responsible or liable, directly or indirectly, as obligor or otherwise.
(c) The definition of “Default” set forth in Section 1.01 of the Indenture is hereby replaced in its entirety with the following:
“Default”, wherever used herein with respect to Securities of any series, shall mean any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1) an Event of Default;
(2) the events referred to in clause (1) through (2) of Section 7.03; or
(3) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities of such series (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in Section 7.03, specifically dealt with or which has been expressly included in the Indenture solely for the benefit of series of Securities other than that series), and continuance of each default or breach for a period of 90 days after there has been given by registered or certified mail to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder.
(d) The definition of “Event of Default” set forth in Section 1.01 of the Indenture is hereby amended by replacing the phrase “Section 7.01(a)” with “Section 7.01”.

(e) The definition of “Principal Subsidiary Bank” set forth in Section 1.01 of the Indenture is hereby replaced in its entirety with the following:
“Principal Subsidiary Bank” means each of (i) any Subsidiary Bank the consolidated assets of which constitute 40% or more of the consolidated assets of the Company and its Subsidiaries and (ii) any other Subsidiary Bank designated as a Principal Subsidiary Bank pursuant to a Board Resolution and set forth in an Officers’ Certificate delivered to the Trustee; provided that if the Board of Governors of the Federal Reserve System (or any successor Federal banking agency having primary supervisory authority on the Company) (in either case, the “FRB”) notifies the Company that a Subsidiary Bank that is a Principal Subsidiary Bank applying the tests in clause (i) or (ii) does not qualify as a “major subsidiary depository institution” within the requirements of Section II.A.2.d.ii.(4) of the FRB’s risk-based capital guidelines applicable to bank holding companies, 12 C.F.R. § 225, Appendix A (or any successor guideline or regulation), such Subsidiary Bank shall not be a Principal Subsidiary Bank from and after the time the Company receives from the FRB such a notice.
(f) The definition of “Senior Debt” set forth in Section 1.01 of the Indenture is hereby replaced in its entirety with the following:
“Senior Debt” means, unless otherwise specified with respect to any series of Securities, the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of the Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Securities or to other Debt that is pari passu with, or subordinate to, the Securities; provided, however, that the Senior Debt shall not be deemed to include (i) trade accounts payable and accrued liabilities arising in the ordinary course of business (which will rank equally in right of payment and upon liquidation with the Securities), (ii) any Debt of the Company that when incurred and without respect to any election under Section 111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Company, (iii) any Debt of the Company to any of its subsidiaries, (iv) Debt to any employee of the Company, (v) trade accounts payable and accrued liabilities arising in the ordinary course of business and (vi) with respect to any series of Securities, Securities of any other series issued pursuant to this Indenture (except if such Securities or any series thereof are not (or no longer are) subject to Article Eleven of this Indenture).
Section 402. Amendment to Section 3.03 of the Indenture.
The phrase “Section 3.03” in each place that it appears in the third paragraph of Section 3.03 of the Indenture is hereby replaced with the phrase “Section 1.02”.
Section 403. Amendment to Section 5.03 of the Indenture.
The word “Default” appearing in clauses (2) and (3) of Section 5.03 of the Indenture is hereby replaced with the word “default”.

Section 404. Amendment to Section 5.04 of the Indenture.
The word “Default” appearing in Section 5.04 of the Indenture is hereby replaced with the word “default”.
Section 405.Amendment to Section 7.01 of the Indenture.
Section 7.01 of the Indenture is hereby replaced in its entirety with the following:
“Event of Default”, wherever used herein with respect to Securities of any series, shall mean any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(1) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its properties, or ordering the winding up or liquidation of either of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;
(2) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or
(3) a receivership of a Principal Subsidiary Bank under the Federal Deposit Insurance Act, as amended, or other applicable law.

Section 406. Amendment to Section 7.02 of the Indenture.
Clause (2) of Section 7.02 of the Indenture is hereby amended by deleting the words “or Defaults”. The sentence immediately following clause (2) of Section 7.02 of the Indenture is hereby amended by replacing the word “Default” with the word “default”.
Section 407. Amendment to Section 7.06 of the Indenture.
The phrase “an Event of Default” appearing in Section 7.06 of the Indenture is hereby replaced with the phrase “a Default”.
Section 408. Amendment to Section 7.13 of the Indenture.
The word “Default” in each place that it appears in Section 7.13 of the Indenture except in the phrase “any Event of Default or Default” is hereby replaced with the word “default”.
Section 409. Amendment to Section 7.15 of Indenture.
Section 7.15 of the Indenture is hereby amended by replacing the words “any stay or extension law” with the words “any stay, usury or extension law”.
Section 410. Amendment to Section 8.01 of the Indenture.
Each of paragraphs (a) and (b) of Section 8.01 of the Indenture is hereby amended by replacing the words “Event of Default” with the word “Default”.
Section 411. Amendment to Section 8.02 of the Indenture.
The word “Default” in each place that it appears in the paragraph (k) of Section 8.02 of the Indenture is hereby replaced with the word “default”.
Section 412. Amendment to Section 8.07 of the Indenture.
Section 8.07 of the Indenture is hereby amended by replacing the phrase “an Event of Default specified in Section 7.04(a)(4) or (5)” with the phrase “an Event of Default specified in clause (1) or (2) of Section 7.04”.
Section 413. Amendment to Section 9.01 of the Indenture.
Clause (4) of Section 9.01 of the Indenture is hereby replaced in its entirety with the following:
(4) to add any additional Events of Default or Defaults;

Section 414. Amendment to Section 9.02 of the Indenture.
The word “Defaults” appearing in clause (2) of Section 9.02 of the Indenture is hereby replaced with the word “defaults”.
Section 415. Amendment to Section 11.08 of the Indenture.
The word “Default” appearing in Section 11.08 of the Indenture is hereby replaced with the word “default”.
ARTICLE FIVE
MISCELLANEOUS
Section 501. Ratification of Indenture.
The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided, however, that the provisions of this Supplemental Indenture apply solely with respect to the Notes, other than Article Four, which shall apply with respect to all Securities under the Indenture issued on or after the date of this Supplemental Indenture.
Section 502. Conflict with Trust Indenture Act.
If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.
Section 503. Effect of Headings and Table of Contents.
The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 504. Successors and Assigns.
All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether expressed or not.

Section 505. Separability Clause.
In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 506. Benefits of Indenture.
Nothing in this Supplemental Indenture or in the Notes, express or implied, shall give to any Person, other than the Holders of the Securities, the parties hereto and their successors hereunder, any benefit of any legal or equitable right, remedy or claim under this Supplemental Indenture.
Section 507. Governing Law.
This Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
Section 508. Waiver of Jury Trial.
EACH OF THE COMPANY, THE TRUSTEE, AND EACH HOLDER OF A SECURITY BY ITS ACCEPTANCE THEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 509. Counterparts.
This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.
Section 510. Trustee.
The Trustee shall not be responsible for and makes no representation as to the validity, sufficiency or adequacy of this Supplemental Indenture, and it shall not be responsible for any statement of the Company in this Supplemental Indenture. The Trustee makes no representations with respect to the effectiveness or adequacy of this Supplemental Indenture.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, as of the day and year first above written.

FIRST NIAGARA FINANCIAL GROUP, INC.
By:	/s/ Michael W. Harrington
	Name:	Michael W. Harrington
	Title:	Treasurer and Chief Investment Officer
U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Patrick J. Crowley
	Name:	Patrick J. Crowley
	Title:	Vice President

EXHIBIT A
FORM OF NOTE

A-1

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.05 OF THE INDENTURE, THIS SECURITY MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY, OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.
THIS SECURITY IS NOT A DEPOSIT OR OTHER OBLIGATION OF A DEPOSITORY INSTITUTION AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

FIRST NIAGARA FINANCIAL GROUP, INC.
7.25% Subordinated Note due 2021

No.: 1 CUSIP: 33582VAC2 ISIN: US33582VAC28
FIRST NIAGARA FINANCIAL GROUP, INC., a Delaware corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of THREE-HUNDRED MILLION DOLLARS ($300,000,000), or such other principal amount as may be set forth in the records of the Depositary or the Securities Registrar hereinafter referred to in accordance with the Indenture, on December 15, 2021 (the “Stated Maturity Date”). The Company further promises to pay interest on said principal sum from December 13, 2011 or from the most recent interest payment date (each such date, an “Interest Payment Date”) on which interest has been paid or made available for payment, semi-annually in arrears on June 15 and December 15 of each year, commencing June 15, 2012, at the rate of 7.25% per annum until the principal hereof is paid or made available for payment. In the event that any date, other than the Stated Maturity Date, on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay). In the event that the Stated Maturity Date is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest on this Security or such payment will accrue for the period from and after the Stated Maturity Date in respect of such delay. A “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which banking institutions and trust companies in New York, New York are permitted or required by law, regulation or executive order to close. The interest installment so payable, and punctually paid or made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the fifteenth calendar day preceding the relevant Interest Payment Date whether or not such day is a Business Day. Any such interest installment not so punctually paid or made available for payment shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
Payment of the principal of and interest on this Security will be made at the Corporate Trust Office of the Trustee, or such other office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to Holders of Registered Securities entitled thereto as such Holders shall appear in the Securities Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
[Signature on next page]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

FIRST NIAGARA FINANCIAL GROUP, INC.
By:
John Mineo
Senior Vice President, General Counsel and Corporate Secretary
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:
Authorized Signatory

[Reverse of Security]
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Subordinated Notes Indenture, dated as of March 16, 2010, as supplemented by that First Supplemental Indenture, dated as of December 13, 2011 (herein called the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and to which Indenture reference is hereby made for a statement of the terms upon which the Securities of this series are, and are to be, authenticated and delivered. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest, rank and in any other respect provided in the Indenture.
The Securities of this series shall initially be limited to U.S.$ 300,000,000 in aggregate principal amount. Following the initial issuance of the Securities of this series, the aggregate principal amount of the Securities of this series may be increased as provided in the Indenture.
All terms used in this Security that are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
The Securities of this series shall not be redeemable by the Company at any time prior to the Stated Maturity Date.
No sinking fund will be provided with respect to the Securities of this series.
The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the Company’s obligations to holders of Senior Debt of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee its attorney-in-fact for any and all such purposes.
If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the Company, when authorized by a Board Resolution, and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Indenture or modifying in any manner the rights and obligations of the Holders of the Securities of each such series under the Indenture, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series (voting as one class) to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of a specified percentage in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given written notice to the Trustee of a continued Event of Default or Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee thereunder and offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings, and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of this series. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest on or after the respective Stated Maturities expressed in this Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium (if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon presentment of this Security for registration of transfer at the office or agency of the Company maintained under Section 5.02 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer substantially in the form attached hereto duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but, subject to certain exceptions set forth in the Indenture, the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of such series of a different authorized denomination, as requested by the Holder surrendering the same.
THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[FORM OF TRANSFER NOTICE]
To assign this Security, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. Sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint                                                              to transfer this Security on the books of the Company. The agent may substitute another to act for him.
Date:

Your signature:

(Sign exactly as your name appears
on the face of this Security)
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).